UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2007

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Slide Presentation dated May 21, 2007
News Release dated May 20, 2007

Item 7.01. Regulation FD Disclosure.
DTE Energy Company (“DTE Energy”) plans to conduct a conference call for the investment community hosted by Anthony F. Earley Jr., DTE Energy Chairman and Chief Executive Officer, Gerard M. Anderson, DTE Energy President and Chief Operating Officer, and David E. Meador, DTE Energy Executive Vice President and Chief Financial Officer at 8:30 A.M. EDT Monday, May 21, to discuss an asset sale under DTE Energy’s non-utility restructuring plan. Copies of an associated slide presentation, together with a related news release are furnished as Exhibits 99.1 and 99.2, respectively, to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 8.01. Other Events
DTE Energy announced yesterday that on May 18, 2007 it agreed to sell its Michigan Antrim Shale gas exploration and production properties to Atlas Energy Resources for $1.225 billion of gross proceeds. The deal is expected to close on or about June 30, 2007.
Given the results of the Antrim sale and strong investor interest in other non-utility assets, the company is now confident that the monetizations anticipated by DTE Energy’s non-utility restructuring plan will result in after-tax proceeds between $1,250 and $1,550 million by year-end.
With the signing of the agreement with Atlas, DTE Energy’s Board of Directors has authorized up to a $1.55 billion common share repurchase program, increased from the previous $700 million, inclusive of purchases to date of approximately $159 million.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Slide Presentation of DTE Energy Company dated May 21, 2007.

99.2	News Release of DTE Energy Company dated May 20, 2007.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2006 Form 10-K and its 2007 quarterly report on Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: May 21, 2007

DTE ENERGY COMPANY (Registrant)
/s/Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy Company dated May 21, 2007.

99.2	News Release of DTE Energy Company dated May 20, 2007.